UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2005
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)

       Delaware                             0-22624             05-0473908
       Delaware                             1-11432             05-0475617
       Delaware                             1-11436             22-3182164
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 (State or other jurisdiction of         (Commission         (IRS Employer
incorporation or organization)           File Number)        Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                   19061
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------


                                 Not applicable
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          (Former name or former address if changed since last report)




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SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On August 2, 2005, Foamex L.P. sold its joint venture interest in AS Univa for approximately $1 million in cash.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2005

                                       FOAMEX INTERNATIONAL INC.


                                       By:      /s/ K. Douglas Ralph
                                                --------------------------------
                                       Name:    K. Douglas Ralph
                                       Title:   Executive Vice President and
                                                Chief Financial Officer